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                                                                   EXHIBIT 10.25

                         EXHIBIT: TELPRI/PRTA AGREEMENT


                                  MAY 25, 2001


Puerto Rico Telephone Authority
c/o Government Development Bank
San Juan, Puerto Rico 00940
Attention:  President

Popular, Inc.
209 Munoz Rivera
Hato Rey, Puerto Rico 00918
Attention:  Carlos Vazquez


Ladies and Gentlemen:

                     RE: TELPRI/PRTA Shareholders Agreement

         Reference is made to the Shareholders Agreement dated as of March 2, 1999 (the "Agreement") among Telecomunicaciones de Puerto Rico, Inc. ("TELPRI"), GTE Holdings (Puerto Rico) LLC ("Puerto Rico Holdings"), GTE International Telecommunications Incorporated ("GITI"), Popular Inc ("Popular") and the Puerto Rico Telephone Authority ("PRTA"). Capitalized terms used in this letter agreement and not otherwise defined herein have the meanings assigned to them in the Agreement.

         Verizon Communications Inc ("Verizon") and its wholly owned subsidiary GTE Corporation ("GTE") have reorganized Verizon's and GTE's international subsidiaries. As part of this reorganization, GITI is proposing to engage in a transfer (the "Transfer") of all of the Purchaser Interest in Puerto Rico Holdings to Verizon International Holdings Ltd. ("Verizon International"), a Bermuda corporation. The Agreement permits transfers of Purchaser Interest to wholly owned subsidiaries of GTE Corporation.

         Before and after the Transfer, Verizon will own indirectly 100% of GITI. GITI will own indirectly over 98% of the stock (by vote and value) of Verizon International. Less than 2% of Verizon International will be owned, directly or indirectly, by third-party institutional investors as a result of certain private placements. See the attached chart for a diagram of the structure of Verizon's international subsidiaries before and after the Transfer.

         Please note that the Verizon-controlled entities are not disposing of any shares of Voting Stock of TELPRI to third parties and intend to maintain the ability to appoint a majority of the Board of Directors of TELPRI. In addition, Puerto Rico Holdings is not issuing any Purchaser Interest; Verizon International will replace GITI as the sole holder of the Purchaser Interests of Puerto Rico Holdings; and GTE will own directly or indirectly greater than a majority in vote and value of all equity and equity-linked securities of GITI and Verizon International

         To the extent (if any) that such proposed Transfer requires the approval or consent of PRTA or Popular, including pursuant to Sections 4.1,
10.11 or 10.15 of the Agreement, GITI request respectfully that the PRTA and Popular consent to (i) the Transfer by GITI to Verizon International of all of the Purchaser Interests of Puerto Rico Holdings and (ii) the continuation of GITI as the Strategic Purchaser under the Agreement (except as provided in the next paragraph).

         The Parties agree that from and after the Transfer all applicable restrictions of Sections 4.1, 4.3, 4.4 and 10.15 of the Agreement which formerly applied to GITI shall apply solely to Verizon International


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and that Verizon International shall be deemed, for purposes of the Agreement, to be a GTE Permitted Transferee and a member of the Purchaser Group.

         GITI agrees that from and after the Transfer GITI (or another wholly-owned subsidiary of Verizon) shall maintain direct or indirect beneficial ownership prior to March 2, 2004 of at least 95% of Verizon International. In addition, prior to March 2,2004, GTE Corporation agrees to maintain record and beneficial ownership, directly or indirectly, of at least a majority in vote and value of all equity or equity-linked securities of GITI and Verizon International (and any subsequent GTE Permitted Transferees to whom Shares or Purchaser Interest have been Transferred), unless otherwise consented to by the Government Development Bank for Puerto Rico, which consent shall not be unreasonably withheld.

         Each of the under signed further acknowledge and agree that Purchaser's rights and obligations under other agreements, dated as of March 2, 1999, between or among the Shareholders shall not be affected by the Transfer.

         If you agree to the terms and provisions of this letter agreement, please evidence such agreements, to be effective as of the date above, by executing and returning two counterparts of this letter agreement to J. Goodwin Bennett at Verizon Communications, 1095 Avenue of the Americas, Room 3839, New York, NY 10022 (Facsimile: (212) 354-3698; Telephone: (212) 395-0059). Upon
receipt of such counterparts and promptly after completion of the Transfer, Verizon International will execute and deliver an agreement committing to be bound by the Agreement (including the restrictions of Sections 4.1, 4.3, 4.4 and 10.15 that formerly applied to GITI as Strategic Purchaser).

         This letter agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile shall be effective as delivery of a manually executed counterpart of this letter agreement.


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         This letter agreement shall be governed by, and construed in accordance with, the laws of Puerto Rico without giving effect to the principles of conflicts of laws thereof.

                                            GTE INTERNATIONAL
                                            TELECOMMUNICATIONS INCORPORATED


                                            By:
                                               --------------------------------


ACKNOWLEDGED AND AGREED:

PUERTO RICO TELEPHONE AUTHORITY

By:


PRTA HOLDINGS CORPORATION

By:


POPULAR, INC.

By:


TELECOMUNICACIONES DE PUERTO RICO, INC.

By:


GTE HOLDINGS (PUERTO RICO) LLC

By:


GTE CORPORATION

By:

By:



cc:  Russell W. Parks, Jr.
     Manuel Pietrantoni
     Brunilda Santos de Alvarez
     Jon Slater
     Howard Svigals
     Donald J. Toumey
     Matias Vega


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         This letter agreement shall be governed by, and construed in accordance with, the laws of Puerto Rico without giving effect to the principles of conflicts of laws thereof.

                                      GTE INTERNATIONAL
                                      TELECOMMUNICATIONS INCORPORATED


                                      By:
                                         ----------------------------------


ACKNOWLEDGED AND AGREED:

PUERTO RICO TELEPHONE AUTHORITY

By:

PRTA HOLDINGS CORPORATION

By:

POPULAR, INC.

By:

TELECOMUNICACIONES DE PUERTO RICO, INC.

By:

GTE HOLDINGS (PUERTO RICO) LLC

By:

GTE CORPORATION

By:

By:



cc:  Russell W. Parks, Jr.
     Manuel Pietrantoni
     Brunilda Santos de Alvarez
     Jon Slater
     Howard Svigals
     Donald J. Toumey
     Matias Vega


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



         This letter agreement shall be governed by, and construed in accordance with, the laws of Puerto Rico without giving effect to the principles of conflicts of laws thereof.

                                 GTE INTERNATIONAL
                                 TELECOMMUNICATIONS INCORPORATED


                                 By:
                                    ------------------------------


ACKNOWLEDGED AND AGREED:

PUERTO RICO TELEPHONE AUTHORITY

By:

PRTA HOLDINGS CORPORATION

By:

POPULAR, INC.

By:

TELECOMUNICACIONES DE PUERTO RICO, INC.

By:

GTE HOLDINGS (PUERTO RICO) LLC

By:

GTE CORPORATION

By:

By:



cc:  Russell W. Parks, Jr.
     Manuel Pietrantoni
     Brunilda Santos de Alvarez
     Jon Slater
     Howard Svigals
     Donald J. Toumey
     Matias Vega


                                                                               5
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         This letter agreement shall be governed by, and construed in accordance with, the laws of Puerto Rico without giving effect to the principles of conflicts of laws thereof.

                                 GTE INTERNATIONAL
                                 TELECOMMUNICATIONS INCORPORATED


                                 By:
                                    ------------------------------


ACKNOWLEDGED AND AGREED:

PUERTO RICO TELEPHONE AUTHORITY

By:

PRTA HOLDINGS CORPORATION

By:

POPULAR, INC.

By:

TELECOMUNICACIONES DE PUERTO RICO, INC.

By:

GTE HOLDINGS (PUERTO RICO) LLC

By:

GTE CORPORATION

By:

By:



cc:  Russell W. Parks, Jr.
     Manuel Pietrantoni
     Brunilda Santos de Alvarez
     Jon Slater
     Howard Svigals
     Donald J. Toumey
     Matias Vega


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